UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12900 Snow Road
Parma, Ohio 44130
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
On July 29, 2014 GrafTech International Ltd. (the “Company”) issued a press release regarding its earnings for the three to six-month periods ended June 30, 2014. A copy of this press release is furnished herewith as exhibit 99.1. In addition, the Company issued a press release regarding new initiatives and an impairment charge recognized in connection with the preparation and review of financial statements required to be included in the Company’s next periodic report. A copy of this press release is furnished herewith as exhibit 99.2. Neither of such press releases shall be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)   Exhibits.

99.1	Press release of GrafTech International Ltd., dated July 29, 2014
99.2	Press release of GrafTech International Ltd., dated July 29, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date:	July 29, 2014	By:	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer and Vice President

EXHIBIT INDEX

99.1	Press release of GrafTech International Ltd., dated July 29, 2014
99.2	Press release of GrafTech International Ltd., dated July 29, 2014